UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2017

INNOCAP, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-153035	01–0721929
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

112 N. Walnut Street PO Box 489 Jefferson, TX 75657-0489
(Address of principal executive offices) (zip code)

770-378-4180
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General InstructionA.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On August 4, 2017, the Company issued a press release describing current activities and plans.

A copy of the press release issued by the Company concerning the foregoing is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The information in this Item 7.01 (including the exhibit hereto) relating to this announcement shall not be deemed filed under the Securities and Exchange Commission’s rules and regulations and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1Press Release issued August 4, 2017 regarding current activities and plans.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Innocap, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2017

/s/ Paul Tidwell

Paul Tidwell

Chief Executive Officer